UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2026
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition
On March 11, 2026, Tilly's, Inc. (the "Company") issued an earnings press release for the fourth quarter and full year ended January 31, 2026. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On and effective March 10, 2026, the Company promoted Michael J. Cingolani, age 48, to serve as the Company’s Executive Vice President, Chief Merchandising Officer. Mr. Cingolani was previously serving as the Company’s Senior Vice President, General Merchandising Manager since November 8, 2024.
Mr. Cingolani will receive an annual base salary of $500,000 and the opportunity to earn an annual cash bonus targeted at an amount equal to 75% of his annual base salary with a maximum amount equal to 150% of his annual base salary. Mr. Cingolani’s annual cash bonus for fiscal 2026 will be based on exceeding the Company’s budgeted comparable net sales and pre-bonus operating income targets.
The information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K regarding Mr. Cingolani was previously reported in the Company’s Definitive Proxy Statement filed with the SEC on April 21, 2025, and is incorporated by reference herein.

Item 9.01	Financials Statements and Exhibits
The following exhibits are being furnished herewith.
(d)    Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release of Tilly's, Inc., dated March 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: March 11, 2026	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer